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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 16, 2001
Date of Report (Date of earliest event reported)

Equity Marketing, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	23346 (Commission File Number)	13-3534145 (IRS Employer Identification No.)
6330 San Vicente Boulevard, Los Angeles, California (Address of principal executive offices)		90048 (Zip Code)

Registrant's telephone number, including area code (323) 932-4300

(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

    None

      (b)   Pro Forma Financial Information.

    None

      (c)   Exhibits.

Exhibit No.	Description
Exhibit 10.1	First Amendment to Credit Agreement dated as of November 14, 2001 by and among Equity Marketing, Inc., the financial institutions party to the Amended Agreement (as defined therein) from time to time, and Bank of America, N.A.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY MARKETING, INC. (Registrant)
Date: November 16, 2001	/s/ LELAND P. SMITH (Signature)*
Leland P. Smith Senior Vice President, General Counsel and Secretary

*Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	First Amendment to Credit Agreement dated as of November 14, 2001 by and among Equity Marketing, Inc., the financial institutions party to the Amended Agreement (as defined therein) from time to time, and Bank of America, N.A.

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INFORMATION TO BE INCLUDED IN THE REPORT
SIGNATURES
EXHIBIT INDEX